Exhibit 10.31

INTERNATIONAL BATTERY METALS LTD

(the “Company”)

NOTICE AND CONSENT TO THE AMENDMENTS OF WARRANT TERMS

I, Joseph Mills, Chief Executive Officer of the Company am hereby giving notice that the Company wishes to amend the term of (i) 2,702,400 warrants formerly issued to the EV Metals VI LLC (“EV Metals”) on February 29, 2024, (the “February 2024 Warrants”) (ii) 7,924,157 warrants formerly issued to EV Metals on May 3, 2024 (the “May 2024 Warrants”); and (iii) 8,478,246 warrants formerly issued to EV Metals on June 19, 2024 (the “June 2024 Warrants, together with the February 2024 Warrants, the May 2024 Warrants, the “Warrants”) from their respective expiry date to the same expiry date of the warrants to be issued at the closing of the private placement of the Company with Encompass Capital Advisors LLC, acting for certain fund entities and managed accounts for which Encompass Capital Advisors LLC exercises investment discretion, pursuant to the subscription agreements dated July 20, 2025 (the “Private Placement Warrant Expiry Date”), as set forth under Section 2 of this Notice (the “Amendments”). The details of the Warrants to be amended are set forth under Section 1 of this Notice.

Prior to effecting the Amendments, and in order to ensure the Company’s compliance with TSX Venture Exchange Policy 4.1 “Private Placements”, EV Metals is requested to review this notice, and if deemed advisable, to consent to the Amendments by executing the signatory line at the end of this document. The effectiveness of the Amendments is subject to the approval of the TSX Venture Exchange.

1.	Warrantholders and the Warrants to be Amended:

Warrantholder	Warrant Certificate	# of Warrants	Exercise Price	Grant Date	Expiry Date
EV Metals VI LLC	2024-001	2,702,400	CAD$1.25	February 29, 2024	March 1, 2026
EV Metals VI LLC	2024-E(6)	7,924,157	CAD$0.9579	May 3, 2024	May 3, 2026
EV Metals VI LLC	2024.2-E(1)	8,478,246	CAD$0.9579	June 19, 2024	June 19, 2026
Total Warrants		19,104,803

2.	Warrantholders and the Warrants after the Amendments:

Warrantholder	Warrant Certificate	# of Warrants	Exercise Price	Grant Date	Expiry Date
EV Metals VI LLC	2024-001	2,702,400	CAD$1.25	February 29, 2024	Private Placement Warrant Expiry Date
EV Metals VI LLC	2024-E(6)	7,924,157	CAD$0.9579	May 3, 2024	Private Placement Warrant Expiry Date
EV Metals VI LLC	2024.2-E(1)	8,478,246	CAD$0.9579	June 19, 2024	Private Placement Warrant Expiry Date
Total Warrants		19,104,803

[Signature Page Follows]

This Notice and Consent to the Amendments of Warrant Terms is dated effective as of July 20, 2025 (the “Effective Date”).

INTERNATIONAL BATTERY METALS LTD.

/s/ Joseph Mills
Joseph Mills – CEO

WARRANTHOLDER CONSENT

By executing the below signatory line, the warrantholder hereby consents to the Amendments as of the Effective Date.

EV Metals VI LLC

By:	/s/ Jacob Warnock
Name:	Jacob Warnock
Title:	Manager

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